Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets [Text Block]
Note 13 – Goodwill and Other Intangible Assets
Goodwill
Changes in the carrying amount of goodwill, included in Intangible assets – net of accumulated amortization in the Consolidated Balance Sheet, by reportable segment for the periods indicated are as follows:

	Northeast G&P	West	Total
	(Millions)
December 31, 2017	$—	$47	$47
Jackalope Deconsolidation (see Note 6)		(47)	(47)
December 31, 2018	—	—	—
UEOM Acquisition (see Note 3)	188		188
December 31, 2019	$188	$—	$188

Our goodwill is not subject to amortization, but is evaluated at least annually for impairment or more frequently if impairment indicators are present. We did not identify or recognize any impairments to goodwill in connection with our evaluation of goodwill for impairment during the years ended December 31, 2019, 2018, and 2017, respectively.
Other Intangible Assets
The gross carrying amount and accumulated amortization of other intangible assets, included in Intangible assets – net of accumulated amortization in the Consolidated Balance Sheet, at December 31 are as follows:

	2019		2018
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(Millions)
Contractual customer relationships	$9,560	$(1,789)	$9,232	$(1,465)

Other intangible assets primarily relate to gas gathering, processing, and fractionation contractual customer relationships recognized in acquisitions. The increase in the gross carrying amount of other intangible assets during 2019 is primarily related to the acquisition of UEOM (see Note 3 – Acquisitions and Divestitures). Other intangible assets are being amortized on a straight-line basis over a period of 20 years for the acquisition of UEOM and 30 years for other acquisitions, which represents a portion of the term over which the contractual customer relationships are expected to contribute to our cash flows.
We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the contract periods (as estimated at the time of the acquisition), the weighted-average period prior to the next renewal or extension of the contractual customer relationships associated with the UEOM acquisition was approximately 10 years. Although a significant portion of the expected future cash flows associated with these contractual customer relationships are dependent on our ability to renew or extend the arrangements beyond the initial contract periods, these expected future cash flows are significantly influenced by the scope and pace of our producer customers’ drilling programs. Once producer customers’ wells are connected to our gathering infrastructure, their likelihood of switching to another provider before the wells are abandoned is reduced due to the significant capital investment required.
The amortization expense related to other intangible assets was $324 million, $333 million, and $347 million in 2019, 2018, and 2017, respectively. The estimated amortization expense for each of the next five succeeding fiscal years is approximately $328 million.